                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   Professional Benefits Insurance Company
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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
                         PROXY STATEMENT AND NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS
                    PROFESSIONAL BENEFITS INSURANCE COMPANY
                                 HOUSTON, TEXAS

                           TO BE HELD AUGUST 15, 1997

                                  INTRODUCTION

         The following statement is furnished in connection with the solicitation by the Board of Directors of Professional Benefits Insurance Company ("Company"), of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the hour of 2:00 P.M. on August 15, 1997, at 10835 Rockley Road, Houston, Texas 77099, and at any adjournments thereof. The holders of the Company's Class A Common Stock of record at the close of business on July 16, 1997, are entitled to vote at the Annual Meeting of Shareholders of the Company. A form of Proxy is enclosed for use at the meeting if a Shareholder is unable to attend in person. The persons named therein as proxies were selected BY THE COMPANY. THE PROXY MAY BE REVOKED BY THE SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED, either by written notice received by the Company prior to exercise or upon request of the Shareholder made in person. If a Shareholder shall execute two or more valid Proxies, the proxy bearing the later date will be honored. All shares represented by valid proxies will be voted at the Annual Meeting of the Shareholders if not revoked prior to exercise. Where the Shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made.

         The cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement, and Form of Proxy is to be borne by the Company. It is not anticipated that any further solicitation of proxies will be made. The Company will not pay any compensation for soliciting proxies.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY

         There were outstanding, on July 16, 1997 the record date for determining Shareholders entitled to vote at the Annual Meeting of Shareholders, 587,129 shares of the Company's Class A Common Stock, each with a par value of $1.22 each. Each share is entitled to one vote on each matter proposed to be acted upon at the forthcoming Annual Meeting. There were also outstanding as of the record date, 73,524 shares of the Company's Class B Common Stock with a par value of $1.22 each. Such Class B shares are designated as non-voting shares by the Company's Articles of Incorporation.

                             PRINCIPAL SHAREHOLDERS

         The Texas Dental Association, as of the record date, owned 73,524 shares of non-voting Class B Common Stock which constitutes 100% of the total shares of outstanding Class B Common Stock and 11.14% of the outstanding shares of both classes. Officers and Directors of the Company, as a group, owned 4.34% of outstanding Class A Common Stock as of the record date. The Company held no treasury shares as of the record date.

                             ELECTION OF DIRECTORS

         The only substantive matter to be presented for a vote of the shareholders at the Annual Meeting, to Management's knowledge, is the election of six Directors. At the meeting, six (6) Directors will be elected for a term of one (1) year or until their successors are duly elected and qualified. Unless instructed by the Shareholders to the contrary, the proxies named in the accompanying proxy, who have been designated by the Board of Directors (the "Board"), intend to vote for election to the Board the persons named below:

                 William L. Glenn, Jr.                James O. Henry, Jr.
                 Robert W. Little                     H. P. Lundblade
                 Jerry O. Ray                         Barham D. Rhodes

CERTAIN INFORMATION CONCERNING SUCH NOMINEES IS SET FORTH BELOW:

                              Served As                             Class A                   Directors
Name,                         Director          Age                 Common Stock              Fees Paid
Principal occupation          Since             (as of 3/25/97)     As of Record              in 1996
--------------------          -----             ---------------     ------------              -------
William L. Glenn, DDS         1979              73                  4,032                     $5,000
Practice of Dentistry
5 years or more

James O. Henry, Jr., DDS.     1981              64                  1,276                     $5,000
Baylor College
of Dentistry
5 years or more

Robert W. Little, DDS         1981              76                  3,572                     $5,000
Practice of Dentistry
5 years or more

Hobert P. Lundblade, DDS      1979              67                  4,124                     $5,000
Practice of Dentistry
5 years or more

Jerry O. Ray                  1995              51                     60                     $    0
President and CEO
of the Company
5 years or more

Barham D. Rhodes, DDS         1979              71                 12,251                     $5,000
Practice of Dentistry
5 years or more

WILLIAM L. GLENN, JR., DDS, is a founding Director of the Company and has served on the Board since its organization in 1979. He has been Secretary of the Company since 1979. Dr. Glenn has practiced dentistry over 50 years. He served in 1964-1969 as Vice President, Director of the Texas Dental Association. He served six years as Chairman of the TDI Council on Constitution and Bylaws. Dr. Glenn was a founder and Chairman of the Board of Directors of Galveston Savings and Loan Association which was sold while in a strong financial condition. He is a past President of the Rotary Club of Galveston and of the Southwest Restorative Academy. Dr. Glenn serves on, and is Secretary of, the Company's Executive Committee..

JAMES O. HENRY, JR., DDS, has been a Director of the Company since 1981 and served as Treasurer of the Company from March 1990 through October 1995. He has served as Chairman of the Board since October 1995. Dr. Henry practiced dentistry for 15 years and currently is on the Faculty of Baylor College of Dentistry where he served as Assistant Dean for 20 years. He is a former Director of the First Republic Bank of Dallas East in Dallas, Texas. He has served as the Secretary-Treasurer of the Texas Dental Association for 6 years. Dr. Henry serves on, and is Chairman of, the Company's Executive Committee.

ROBERT W. LITTLE, DDS, has been a Director of the Company since 1981. He has served as Treasurer of the Company since 1995. Dr. Little practiced dentistry for over 39 years. He serves on the Company's Investment Committee and also serves on the Company's Executive Committee.

HOBERT P. LUNDBLADE, DDS, is a founding Director of the Company and has served on the Board of Directors since its organization in 1979. He has practiced dentistry for over 39 years. Dr. Lundblade served as Mayor of Castle Hills, Texas for over 23 years, and is a former Director of Castle Hills National Bank in San Antonio, Texas. Dr. Lundblade services on, and is Chairman of, the Company's Audit Committee and also serves on the Company's Investment Committee.

JERRY O. RAY, was elected President and Chief Executive Officer of Professional Benefits Insurance Company, and became a Director of the Company in 1995. He joined PBIC in 1988 as Vice President of Operations. In 1990 he was elected Executive Vice President of PBIC and named Chief Operating Officer. Mr. Ray served in that position until his election as President and Chief Executive Officer and to the Board. Mr. Ray has worked in the insurance industry for over 21 years serving as a Vice President for Philadelphia American Life Insurance Company and for American General Life Insurance Company. He is a Fellow of the Life Management Institute. In addition to his duties as Director and President of PBIC, Mr. Ray also serves on the Company's Executive Committee.

BARHAM D. RHODES, DDS, is a founding Director of the Company and has served on the Board since its organization in 1979. He practiced dentistry for over 40 years. He is a Director of Compass Bank Lufkin, Texas. Dr. Rhodes serves on, and is Chairman of, the Company's Investment Committee and also serves on the Company's Audit Committee.

EMPLOYMENT ARRANGEMENTS

         The Company entered into an employment agreement with William L. Glenn, Jr., DDS, on December 1, 1991. Dr. Glenn received $14,000 in gross earnings for the performance of duties related to his position of Corporate Secretary for 1996. Dr. James Henry drew a salary of $12,000 for the performance of duties related to his position of Board Chairman for 1996. Jerry
O. Ray received $66,778.08 in gross earnings for the performance of duties related to his position of President and Chief Executive Officer for 1996.

COMPENSATION OF DIRECTORS

         The Company currently pays directors a fee of $1,250 quarterly or $5,000 annually for their services as a Director, except Jerry O. Ray who has elected to waive his directors fee. In addition, each such Director currently holds a stock option for 5,000 shares of Class A Common Stock, exercisable at $2.00 per share granted on December 30, 1996 and lasting until December 30, 2001.

       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         In 1996, the Board held nine meetings. An Executive Committee has been delegated all of the powers of the Board to the maximum extent legally permissible and met one time in 1996. The Executive Committee is currently composed of the Chairman James O. Henry, Jr., D.D.S., President Jerry O. Ray, Secretary William L. Glenn, Jr., D.D.S., and Treasurer Robert W. Little, D.D.S. The Audit Committee maintains communications between the Directors and independent accountants and assists the Board with its responsibilities relating to corporate accounting, integrity of financial controls and reporting practices. The Audit Committee met four times in 1996. The Audit Committee is currently composed of Barham Rhodes, D.D.S. and Hobert Lundblade, D.D.S. The Compensation Committee exercises the full powers of the Board with respect to compensation paid to officers of PBIC. It approves bonus plans and determines from time to time the standards of performance for bonus payments. It met four times in 1996. The Compensation Committee is currently composed of all members of the Board. The Company does not have a standing Nominations Committee for nomination of Directors. All Directors attended at least 76% of the meetings of the Board and the committees of which they were members.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         No Shareholder proposals were received by the Company to be included in these proxy materials. In order for a shareholder proposal to be included in the Board of Directors' Proxy Statement for the 1998 Annual Meeting of Shareholders, such proposal must be received at 10835 Rockley Road, Houston, Texas 77099, Attention: Corporate Secretary, by December 1, 1997, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

                              INDEPENDENT AUDITORS

         Causon & Westhoff has been selected as independent auditors for the Company for the current fiscal year. Causon & Westhoff does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Causon & Westhoff. The Board has approved Causon & Westhoff as its independent auditors. Baird, Kurtz & Dobson was the independent auditor for the Company for the fiscal year ended December 31, 1995.

         One or more representatives of Causon & Westhoff are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. On February 14, 1997, the Company dismissed Baird, Kurtz & Dobson as its independent accountants effective February 14, 1997. There were no adverse opinions, disclaimer of opinions, or modification of opinions as to uncertainty, audit scopes or accounting principles issued by such accountants for the two most recent fiscal years or any later interim period. The Board approved the decision to change independent accountants. During the two most recent fiscal years or any later interim period, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two most recent fiscal years or any later interim period, there have been none of the kinds of events described in Regulation S-B, Item 304(a)(1)(iv)(B). Baird, Kurtz & Dobson furnished the Company with a letter that was addressed to the Securities and Exchange Commission stating that it agreed with the above statements. A copy of such letter was filed as Exhibit 16 to Form 8-KA dated February 14, 1997 and filed on April 3, 1997. On February 17, 1997, the Company engaged Causon & Westhoff as its new independent accountants for the fiscal year ended December 31, 1996. During the two most recent fiscal years or any later interim periods, the Company did not engage or consult with Causon & Westhoff regarding the matters described in Regulation S-B, Item 304(a)(2), but did discuss with Causon & Westhoff its engagement fees and standard engagement terms for serving as PBIC's auditors.

                                 ANNUAL REPORT

         The Company's Annual Report to Shareholders containing its financial statements for the fiscal year ended December 31, 1996 is enclosed. The Annual Report to Shareholders does not constitute any part of this Proxy Statement. Any Shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to the Company without cost to the Shareholder.

              REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION

         ANY BENEFICIAL OWNER OF SECURITIES OF THE COMPANY WHOSE PROXY IS HEREBY SOLICITED MAY REQUEST AND RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS THERETO, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO: PROFESSIONAL BENEFITS INSURANCE COMPANY, 10835 ROCKLEY ROAD, HOUSTON, TEXAS 77099, ATTENTION: ASSISTANT VICE PRESIDENT OF ADMINISTRATIVE SERVICES.

                                 OTHER MATTERS

         It is not intended that any business other than the proposals described above will be presented at the Meeting. With respect, however, to any other matters or proposals that may properly come before the Meeting, it is the intention of the persons named as proxies in any proxy solicited hereunder to vote such proxy in accordance with their best judgment.


                                     BY ORDER OF THE BOARD OF DIRECTORS OF
                                       PROFESSIONAL BENEFITS INSURANCE COMPANY



                                     /s/ WILLIAM L. GLENN, JR.
                                     -----------------------------------------
                                     William L. Glenn, Jr., DDS, Secretary
                                     Professional Benefits Insurance Company

Houston, Texas
July 16, 1997

                    PROFESSIONAL BENEFITS INSURANCE COMPANY

  PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD ON FRIDAY, AUGUST 15, 1997
                        CLASS A AND CLASS B SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Professional Benefits Insurance Company (the "Company") hereby appoints William L. Glenn, Jr., D.D.S. and Robert Little, D.D.S. or either of them, the attorneys and proxies of the undersigned, each with full power of substitution to appear, to vote, and to take any other action with respect to all shares of the capital stock of the Company that the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company, to be held at its offices located at 10835 Rockley Road, Houston, Texas 77099, on Friday, August 15, 1997, at 2:00 o'clock p.m., and at any adjournment of said meeting, hereby revoking any proxy or proxies heretofore given the undersigned. Receipt of the notice of the meeting and the Proxy Statement dated July 16, 1997, is hereby acknowledged.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS SET OUT BELOW.

         1. The election of the following Directors:      o FOR        o AGAINST

               For one (1) year:

                  William L. Glenn, Jr.     Robert W. Little    Jerry O. Ray
                  James O. Henry, Jr.       H.P. Lundblade      Barham D. Rhodes


Should it be your desire to withhold your vote on the above nominee, please line through the name of the nominee.

         2. Management of the Company does not intend to bring any other business before the Annual Meeting of the Shareholders and has no reason to believe that any will be presented to the Annual Meeting. However, if any other business should properly be presented at the Annual Meeting, the proxies named above will vote the proxy in accordance with their best judgment.

         IN THEIR DISCRETION, THE AFOREMENTIONED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDERS MEETING AND ANY ADJOURNMENT THEREOF.

                                  DATED:                                 , 1997.
                                        ---------------------------------



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                                           SIGNATURE OF SHAREHOLDER


                                  ---------------------------------------
                                           SIGNATURE OF SHAREHOLDER

*Please sign as name appears. Joint owners each should sign. When signing as attorney, trustee, administrator, executor, etc., please indicate your full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.


                PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY.